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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported) May 2, 2006


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


        INDIANA                      0-5534                35-0160330
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(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)    File Number)        Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA             46204
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (317) 636-9800
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                                 Not applicable
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         (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 8.01  OTHER EVENTS

On May 2, 2006, Baldwin & Lyons, Inc. (Baldwin) issued a press release announcing an increase in its regular quarterly dividend from $.10 to $.25 and an extra dividend of $1.25. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and incorporated by reference to this Item 9.01 as if fully set forth herein.

A copy of this press release is also posted on the Company's website.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         99.1  Baldwin & Lyons, Inc. press release dated May 2, 2006.




                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BALDWIN & LYONS, INC.



May 3, 2006               By  /s/ Gary W. Miller
                              --------------------------
                              Gary W. Miller, Chairman
                              and CEO
                              (Chief Operating Officer)